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                                                                    EXHIBIT 23.3



                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Healthcare.com Corporation


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Atlanta, Georgia
January 16, 2002